Filed pursuant to Rule 497(a)

File No. 333-218611

Rule 482ad

Eagle Point Credit Company Inc.

$27,500,000

6.75% Notes Due 2027

Final Pricing Term Sheet

August 2, 2017

Issuer:	Eagle Point Credit Company Inc.
Title of the Securities:	6.75% Notes due 2027 (the “Notes”)
Expected Rating*	Egan-Jones Ratings Company: A-
Initial Aggregate Principal Amount Being Offered:	$27,500,000
Over-allotment Option:	The underwriters may purchase from the Issuer up to an additional $4,125,000 aggregate principal amount of Notes to cover over-allotments, if any, within 30 days of the Trade Date.
Denominations:	$25 and integral multiples of $25 in excess thereof
Initial Public Offering Price:	100% of aggregate principal amount ($25.00 per Note)
Underwriting Discount:	3.15% (or $866,250.00 total assuming the over-allotment option is not exercised)
Net Proceeds to the Issuer, before Expenses:	96.85% (or $26,633,750.00 total assuming the over-allotment option is not exercised)
Principal Payable at Maturity:	100% of the aggregate principal amount ($25.00 per Note)
Interest Rate:	6.75% per annum
Day Count:	360-day year of twelve 30-day months
Trade Date	August 1, 2017
Original Issue Date:	August 8, 2017
Stated Maturity Date:	September 30, 2027
Interest Payment Date:	The Notes will pay interest on March 31, June 30, September 30, and December 31 of each year. If an interest payment date is a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment. Interest payments on the Notes will commence on October 2, 2017 (the first business day after September 30, 2017).
Interest Periods:	The initial interest period for the Notes will be the period from and including August 8, 2017, to, but excluding, September 30, 2017. The subsequent interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be.

Regular Record Dates:	Every March 15, June 15, September 15 and December 15. The first record date for the Notes will be September 15, 2017. If the record date for an interest payment is a non-business day, the record date will be the next business day.
Business Days:	Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York City are authorized or required by law or executive order to close.
Optional Redemption:	The Notes may be redeemed in whole or in part at any time or from time to time at Issuer’s option on or after September 30, 2020, upon not less than 30 days nor more than 60 days written notice, by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the aggregate principal amount of the Notes to be redeemed plus unpaid interest payable thereon accrued to, but excluding, the date fixed for redemption.
Redemption for Asset Coverage:	If the Issuer fails to maintain asset coverage with respect to securities issued under the indenture which governs the Notes of at least 300% as of the close of business on the last business day of any calendar quarter and such failure is not cured by the close of business on the date that is 30 calendar days following the filing date of the Issuer’s Annual Report on Form N-CSR, Semiannual Report on Form N-CSRS or Quarterly Report on Form N-Q, as applicable, for that quarter, or the “Asset Coverage Cure Date,” then the Issuer will be required to redeem, within 90 calendar days of the Asset Coverage Cure Date, an aggregate principal amount of securities issued under the indenture (which in the Issuer’s discretion may include any number or portion of the Notes) that, when combined with any preferred stock redeemed for failure to maintain the asset coverage required for preferred stock, (1) results in the Issuer having asset coverage of at least 300% or (2) if smaller, the maximum aggregate principal amount of such securities that can be redeemed out of funds legally available for such redemption.
Listing:	Issuer intends to list the Notes on the New York Stock Exchange and expects trading to begin within 30 days of the original issue date under the trading symbol “ECCY.”
CUSIP / ISIN:	269809 406 / US2698094065
Lead Book-Running Manager:	Ladenburg Thalmann & Co. Inc.
Lead Managers:	FBR Capital Markets & Co., Oppenheimer & Co. Inc. and National Securities Corporation
Co-Managers:	BB&T Capital Markets, a division of BB&T Securities LLC, and Incapital LLC
Trustee, Paying Agent, Registrar and Transfer Agent:	American Stock Transfer & Trust Company, LLC

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Investors should consider the Issuer’s investment objectives, risks, charges and expenses carefully before investing. The preliminary prospectus supplement dated July 31, 2017 and the accompanying prospectus dated June 14, 2017, which have been filed with the Securities and Exchange Commission (“SEC”), contain this and other information about the Issuer and the Notes and should be read carefully before investing. The information in the preliminary prospectus supplement, the accompanying prospectus and in this pricing term sheet is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and in this pricing term sheet are not offers to sell securities and are not soliciting offers to buy securities in any jurisdiction where the offer or sale is not permitted or would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

A shelf registration statement relating to these securities is on file with and has been declared effective by the SEC. The offering may be made only by means of a prospectus and a related prospectus supplement. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained by writing Ladenburg Thalmann & Co. Inc. at 277 Park Avenue, 26th Floor, New York, New York 10172, by calling toll-free 1-800-573-2541 or by sending an e-mail to: prospectus@ladenburg.com; copies may also be obtained by visiting EDGAR on the SEC’s website at http://www.sec.gov.